UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2013

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2013, at the annual meeting of stockholders of Southwestern Energy Company (the “Company”), the Company’s stockholders voted to approve the Company’s 2013 Incentive Plan (the “2013 Plan”). The 2013 Plan was adopted by the Company’s Board of Directors on February 18, 2013.  The Company has reserved 20,500,000 shares for issuance under the 2013 Plan. The foregoing description of the 2013 Plan is qualified in its entirety by reference to the 2013 Plan, which is filed as Exhibit 4.3 to the Company’s S-8 filed on May 22, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 21, 2013.  At the annual meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	298,519,014
	Against:	1,117,647
	Abstain:	224,876
	Nonvotes:	20,113,241

CATHERINE A. KEHR	For:	297,329,057
	Against:	1,521,863
	Abstain:	1,010,617
	Nonvotes:	20,113,241

GREG D. KERLEY	For:	297,174,127
	Against:	1,674,604
	Abstain:	1,012,805
	Nonvotes:	20,113,241

HAROLD M. KORELL	For:	295,985,355
	Against:	2,864,224
	Abstain:	1,011,958
	Nonvotes:	20,113,241

VELLO A. KUUSKRAA	For:	297,529,841
	Against:	1,315,598
	Abstain:	1,016,098
	Nonvotes:	20,113,241

KENNETH R. MOURTON	For:	294,225,758
	Against:	3,620,383
	Abstain:	2,015,396
	Nonvotes:	20,113,241

STEVEN L. MUELLER	For:	298,206,233
	Against:	1,434,219
	Abstain:	221,084
	Nonvotes:	20,113,241

ELLIOT PEW	For:	298,315,914
	Against:	1,336,526
	Abstain:	209,096
	Nonvotes:	20,113,241

ALAN H. STEVENS	For:	297,078,712
	Against:	1,766,712
	Abstain:	1,016,112
	Nonvotes:	20,113,241

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2013 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	317,201,870
Against:	2,516,480
Abstain:	256,428
Nonvotes:	0

With respect to the advisory vote regarding the compensation of our Named Executive Officers disclosed in the proxy statement in accordance with SEC rules, which vote is referred to as the “say-on-pay vote” and occurs each year in accordance with the frequency determined by the Board of Directors, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	294,794,502
Against:	4,523,518
Abstain:	542,955
Nonvotes:	20,113,803

With respect to the management proposal on the 2013 Incentive Plan as set forth in the proxy statement, the stockholders have approved the 2013 Incentive Plan, with the votes, rounded to the nearest whole share, cast as follows:

For:	285,712,243
Against:	13,644,815
Abstain:	503,917
Nonvotes:	20,113,803

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Southwestern Energy Company 2013 Incentive Plan dated February 18, 2013. (Incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on S-8 filed on May 22, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 24, 2013	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Southwestern Energy Company 2013 Incentive Plan dated February 18, 2013. (Incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on S-8 filed on May 22, 2013)